UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2010

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

485 Lexington Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On January 26, 2010, The Travelers Companies, Inc. (the “Company”) held its regularly scheduled conference call regarding its financial results for the fourth quarter and full year 2009.  During the call, a participant asked, “. . . what’s happening with loss cost trends in the commercial lines of business?”  The Company does not have a reporting segment called “commercial lines”, and as a consequence would not have responded on that basis.  In response to the question, the Company responded with respect to the entire company, saying, in part, “ . .. . what’s embedded in our guidance would be a very modest deterioration in the loss and [loss adjustment expense] component.”  In light of the fact that the question was asked with respect to “commercial lines” and answered with respect to the entire company, the Company seeks to affirm the statement and clarify that it in fact related to the entire company.

For additional information, please refer to the Form 8-K, including the Company’s earnings press release and financial supplement for the fourth quarter and full year 2009, filed by the Company on January 26, 2010 with the Securities and Exchange Commission and the related webcast presentation which is available for review/replay on the Company’s website under the Investor section (www.travelers.com).

Glossary

The term “loss” is defined as an occurrence that is the basis for submission and/or payment of a claim.  Losses may be covered, limited or excluded from coverage, depending on the terms of the policy.  The term “loss adjustment expense” is defined as the expenses of settling claims, including legal and other fees and the portion of general expenses allocated to claim settlement costs.

Forward-Looking Statements

The outlook herein regarding loss and loss adjustment expense is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual results may differ substantially, and we undertake no obligation to update forward looking statements.  For a discussion of factors that could cause actual results to differ, please see the information under the caption “Forward Looking Statement” in Exhibit 99.1 included in our Form 8-K filed on January 26, 2010 with the SEC, under the caption “Risk Factors” in our most recent annual report on Form 10-K filed with the SEC and under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent annual report on Form 10-K and our quarterly report on Form 10-Q filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2010	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Matthew S. Furman
		Name:	Matthew S. Furman
		Title:	Senior Vice President